UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2010
Oclaro, Inc.
(Exact name of registrant as specified in its charter)
000-30684
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	20-1303994 (I.R.S. Employer Identification No.)
2584 Junction Avenue, San Jose, California 95134
(Address of principal executive offices, including zip code)
(408) 383-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 14, 2010, Oclaro, Inc. (“Oclaro”) issued a press release (the “Press Release”) updating its fiscal third quarter guidance.
The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
On April 14, 2010 in the same Press Release, Oclaro announced a reverse stock split of its common stock. Oclaro expects that the reverse stock split will be effective at 6:00 p.m., Eastern Time, on the Nasdaq Global Market on April 29, 2010. Oclaro shares will begin trading on 2 post-split basis on April 30, 2010.
On April 14, 2010, Oclaro posted a Frequently Asked Questions (FAQs) about the reverse split on its internal employee intranet and on the investor relations section of its website.
The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The FAQ is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On April 14, 2010, Oclaro announced a 1-for-5 reverse split of its common stock. Oclaro expects that the reverse stock split will be effective at 6:00 p.m., Eastern Time, on the Nasdaq Global Market on April 29, 2010. Oclaro shares will begin trading on 2 post-split basis on April 30, 2010.
The Oclaro common stock will continue to trade on the Nasdaq Global Market following the reverse stock split. The reverse stock split will reduce the number of shares outstanding and result in a proportionate increase in the price per share of each share.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Oclaro, Inc., dated April 14, 2010, entitled “Oclaro Announces Reverse Stock Split; Narrows Quarterly Guidance”

99.2	Frequently Asked Questions, dated April 14, 2010, regarding the reverse stock split.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2010	OCLARO, INC.
/s/ Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release of Oclaro, Inc., dated April 14, 2010, entitled “Oclaro Announces Reverse Stock Split; Narrows Quarterly Guidance”

99.2	Frequently Asked Questions, dated April 14, 2010, regarding the reverse stock split.